24709700.v3 ORTHOPEDIATRICS CORP. NON-EMPLOYEE DIRECTOR COMPENSATION POLICY (Effective as of May 6, 2025) OrthoPediatrics Corp. (the “Company”) believes that granting equity and cash compensation to its directors who are not employees of the Company (“Outside Directors”) represents a powerful tool to attract, retain and reward its Outside Directors and to align the interests of its Outside Directors with those of its shareholders. This Non-Employee Director Compensation Policy (this “Policy”) is intended to formalize the Company’s policy regarding grants of equity and cash compensation to its Outside Directors. Unless otherwise defined herein, capitalized terms used in this Policy will have the meanings given to such terms in the Company’s 2024 Incentive Award Plan, or any successor plan(s) thereto (the “Plan”). All amounts granted or paid pursuant to this Policy will be made under the terms of the Plan. 1. Compensation for 2025 Service Year. (a) Each Outside Director who is serving on the Company’s Board of Directors (the “Board”) as of the adjournment of the 2025 annual meeting of the Company’s shareholders will be automatically granted $175,500 worth of shares of Restricted Stock in a single lump sum issuance (the “2025 Award”) within ten (10) days following the date of such annual meeting. One-third of the 2025 Award will vest on the earlier of (i) each of the first, second and third anniversary dates of the grant and (ii) the date of the annual meeting of the Company’s shareholders in each of the first, second and third years following the date of grant, as applicable, subject to the Outside Director’s continued status as an Eligible Individual through the applicable vesting dates. The number of shares of Restricted Stock that will make up the 2025 Award will be valued as follows: $175,500 divided by the closing price of the Company’s stock on the date of such annual meeting as reported by Bloomberg, L.P. (b) The Company has also previously paid each Outside Director a cash fee of $22,500 prior to the adoption of this Policy for Board service during 2025 which will be the only cash compensation paid to each Outside Director for general Board service during 2025. (c) If an Outside Director is serving as the chairperson of the Board during 2025, the Compensation Committee or the Corporate Governance Committee (each a “Chairperson”), then, in addition to the cash fees described in Section 1(b) above, the Company will pay to the Chairperson an additional annual fee of $5,000 for serving in such role (the “Chairperson Fee”). If an Outside Director is serving as the chairperson of the Audit Committee (“Audit Chairperson”) during 2025, then, in addition to the cash fees described in Section 1(b) above, the Company will pay to the Audit Chairperson an additional annual fee of $10,000 for serving in such role (“Audit Chairperson Fee”). The Chairperson Fee and Audit Chairperson Fee will be paid to the Chairperson and Audit Chairperson in four equal installments on a quarterly basis at the end of the applicable calendar quarter provided the individual served as the relevant Chairperson or the Audit Chairperson during the full quarter, with the amount prorated in the event the individual did not serve as the relevant Chairperson or the Audit Chairperson for the full quarter.

24709700.v3 2. Compensation for years after 2025. (a) Annual Award. For years after 2025, each Outside Director who is serving on the Board as of the adjournment of an annual meeting of the Company’s shareholders will be automatically granted $90,000 worth of shares of Restricted Stock in a single lump sum issuance (an “Annual Award”) within ten (10) days following the date of such annual meeting. One-third of the Annual Award will vest on the earlier of (i) each of the first, second and third anniversary dates of the grant and (ii) the date of the annual meeting of the Company’s shareholders in each of the first, second and third years following the date of grant, as applicable, subject to the Outside Director’s continued status as an Eligible Individual through the applicable vesting dates. The number of shares of Restricted Stock that will make up the Annual Award will be valued as follows: $90,000 divided by the closing price of the Company’s stock on the date of such annual meeting as reported by Bloomberg, L.P. (b) Award Subject to Election. For years after 2025, each Outside Director who is serving on the Board as of the adjournment of an annual meeting of the Company’s shareholders will also be automatically granted $117,000 worth of shares of Restricted Stock in a single lump sum issuance (an “Election Award”) within ten (10) days following the date of such annual meeting. One-third of the Annual Award will vest on the earlier of (i) each of the first, second and third anniversary dates of the grant and (ii) the date of the annual meeting of the Company’s shareholders in each of the first, second and third years following the date of grant, as applicable, subject to the Outside Director’s continued status as an Eligible Individual through the applicable vesting dates. The number of shares of Restricted Stock that will make up the Election Award will be valued as follows: $117,000 divided by the closing price of the Company’s stock on the date of such annual meeting as reported by Bloomberg, L.P. Notwithstanding the vesting schedule outlined above, each Outside Director has the option to elect to extend the vesting period of the Election Award to instead vest 100% on the earlier of (i) the five (5) year anniversary of the grant; and (ii) the date of the annual meeting of the Company’s shareholders in the fifth year following the date of grant, subject to the Outside Director’s continued status as an Eligible Individual through the applicable vesting date. An election to extend the vesting date must be made in writing delivered to the Company on a form acceptable to the Company on or before December 15th of the calendar year immediately prior to the year of service covered by the election. (c) Chairperson Annual Fee. For years after 2025, if an Outside Director is serving as a Chairperson, then, in addition to the Annual Award and the Election Award, the Company will pay to the Chairperson the Chairperson Fee. For years after 2025, if an Outside Director is serving as the Audit Chairperson, then, in addition to the Annual Award and the Election Award, the Company will pay to the Audit Chairperson the Audit Chairperson Fee. The Chairperson Fee and Audit Chairperson Fee will be paid to the Chairperson and Audit Chairperson in four equal installments of cash on a quarterly basis at the end of the applicable calendar quarter provided the individual served as the relevant Chairperson or the Audit Chairperson during the full quarter, with the amount prorated in the event the individual did not serve as the relevant Chairperson or the Audit Chairperson for the full quarter. 3. Election of Cash in lieu of Election Awards. Beginning with the 2026 calendar year and for each calendar year thereafter, each Outside Director shall have the option to elect to receive all, but not less

24709700.v3 than all, of the Election Award in the form of cash rather than shares of Restricted Stock. An election to receive cash in lieu of the Election Award must be made in writing delivered to the Company on a form acceptable to the Company on or before December 15th of the calendar year immediately prior to the year of service covered by the election. Each Outside Director who has made an election under this Section 3 will receive, in lieu of receiving any Election Award for such year, a cash fee of $22,500 each quarter during such year for their participation on the Board (each, a “Quarterly Fee”) payable on or after the date of the regular quarterly Board meeting or, if none, at the end of the applicable calendar quarter, with the amount prorated in the event the individual did not serve on the Board for the full calendar quarter. 4. Miscellaneous. (a) Revisions. The Board, in its discretion, may change and otherwise revise the terms of this Policy, including, without limitation, the amount of equity or cash compensation to be paid to Outside Directors. (b) Section 409A. In no event shall cash compensation payable pursuant to this Policy be paid later than March 15 following the calendar year in which the compensation is earned, in compliance with the “short-term deferral” exception to Section 409A. This Policy is intended to comply with the requirements of Section 409A so that none of the compensation to be provided hereunder shall be subject to the additional tax imposed under Section 409A, and any ambiguities herein shall be interpreted to so comply. * * * * *